                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 July 25, 2006


            Merrill Lynch Mortgage Investors Trust, Series 2006-HE4
           ---------------------------------------------------------
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
          ---------------------------------------------------------
             (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending Inc.
          ---------------------------------------------------------
              (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
          ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                     333-130545                  13-3416059
      --------                     ----------                  ----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
    Of Incorporation)             File Number)             Identification No.)




                                250 Vesey Street
                            4 World Financial Center
                                   10th Floor
                                  New York, NY                   10080
                                  ------------                   -----
                    (Address of Principal Executive Offices)  (Zip Code)


          Registrant's telephone, including area code:  (212) 449-0357
                                   No Change
          ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events
             ------------

             Filing of Legality Opinion
             --------------------------

             Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to the legality of the Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-HE4.

ITEM 9.01.     Financial Statements and Exhibit.
               ---------------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Not applicable

        (d)    Exhibit:

               99.1   Legal Opinion

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                 By:           /S/ Alan Chan
                                      ----------------------------------
                                 Name:   Alan Chan
                                 Title:  Authorized Signatory

Date:  July 25, 2006

                               INDEX TO EXHIBITS


Exhibit No.     Description         Page
-----------     -----------         ----

99.1            Legal Opinion